Exhibit 99.1

Ventas Launches Offering of Cdn$500 Million of Senior Notes Due 2028

CHICAGO--(BUSINESS WIRE)--Ventas, Inc. (NYSE: VTR) (“Ventas” or the “Company”) said today that it has launched a private offering in Canada of Cdn$500 million of Senior Notes, Series I due 2028 (the “Notes”). Final terms of the Notes, including aggregate principal amount, interest rate and certain other terms, will be determined at the time of pricing.

The Notes will be issued by Ventas’ indirect, wholly-owned subsidiary, Ventas Canada Finance Limited (the “Issuer”), on a prospectus-exempt basis only to “accredited investors” who are not individuals unless such individuals are also “permitted clients,” in each case as defined under applicable Canadian securities laws. The Notes will be unconditionally guaranteed by the Company.

The Issuer intends to use the proceeds from the offering of the Notes to fund the Issuer’s tender offers to purchase its 2.80% Senior Notes, Series E due 2024 and 4.125% Senior Notes, Series B due 2024 for a combined aggregate purchase price of up to Cdn$500 million, in the order of priority set out in the offer to purchase, as separately announced today by the Company. The balance of the net proceeds, if any, will be used for working capital and other general corporate purposes. The tender offer is subject to the satisfaction of certain conditions set forth in the offer to purchase, including the completion of this offering of Notes.

The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The Notes have not been qualified by way of prospectus in any province or territory of Canada and may not be offered or sold to persons located or resident in Canada except pursuant to an exemption from the prospectus requirements of applicable Canadian securities laws.

This press release does not constitute an offer to sell or buy or the solicitation of an offer to buy or sell any security and shall not constitute an offer, solicitation, sale or purchase of any securities in any jurisdiction in which such offering, solicitation, sale or purchase would be unlawful.

Ventas, Inc., an S&P 500 company, operates at the intersection of two large and dynamic industries – healthcare and real estate. Fueled by powerful demographic demand from growth in the aging population, Ventas owns a diversified portfolio of over 1,200 properties in the United States, Canada and the United Kingdom. Ventas uses the power of its capital to unlock the value of senior living communities; life science, research & innovation properties; medical office & outpatient facilities, hospitals and other healthcare real estate. A globally recognized real estate investment trust, Ventas follows a successful long-term strategy, proven over more than 20 years, built on diversification of property types, capital sources and industry leading partners, financial strength and flexibility, consistent and reliable growth and industry leading ESG achievements, managed by a collaborative and experienced team dedicated to its stakeholders.

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended and forward-looking information within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “assume,” “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “opportunity,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof.

Forward-looking statements are based on management’s beliefs as well as on a number of assumptions concerning future events. You should not put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. We do not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made. We urge you to carefully review the disclosures we make concerning risks and uncertainties that may affect our business and future financial performance, including those made below and in our filings with the Securities and Exchange Commission, such as in the sections titled “Cautionary Statements — Summary Risk Factors,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2022.

Certain factors that could affect our future results and our ability to achieve our stated goals include, but are not limited to: (a) the impact of the ongoing COVID-19 pandemic and other viruses and infections, such as flu and respiratory syncytial virus, and their extended consequences, including of any variants, on our revenue, level of profitability, liquidity and overall risk exposure and the implementation and impact of regulations related to the CARES Act and other stimulus legislation and any future COVID-19 relief measures; (b) our ability to achieve the anticipated benefits and synergies from, and effectively integrate, our acquisitions and investments, including our acquisition of New Senior Investment Group Inc.; (c) our exposure and the exposure of our tenants, managers and borrowers to complex healthcare and other regulation and the challenges and expense associated with complying with such regulation; (d) the potential for significant general and commercial claims, legal actions, regulatory proceedings or enforcement actions that could subject us or our tenants, managers or borrowers to increased operating costs and uninsured liabilities; (e) the impact of market and general economic conditions, including economic and financial market events, inflation, changes in interest rates and exchange rates, supply chain pressures, rising labor costs and historically low unemployment, events that affect consumer confidence, our occupancy rates and resident fee revenues, and the actual and perceived state of the real estate markets, labor markets and public capital markets; (f) our ability, and the ability of our tenants, managers and borrowers, to navigate the trends impacting our or their businesses and the industries in which we or they operate; (g) the risk of bankruptcy, inability to obtain benefits from governmental programs, insolvency or financial deterioration of our tenants, managers, borrowers and other obligors which may, among other things, have an adverse impact on our financial results and financial condition; (h) the risk that we may be unable to foreclose successfully on the collateral securing our loans and other investments in the event of a borrower default and, if we are able to foreclose or otherwise acquire assets in lieu of foreclosure, the risk that we will be required to incur additional expense or indebtedness in connection therewith; (i) the recognition of reserves, allowances, credit losses or impairment charges are inherently uncertain, may increase or decrease in the future and may not represent or reflect the ultimate value of, or loss that we ultimately realize with respect to, the relevant assets, which could have an adverse impact on our results of operations and financial condition (j) the non-renewal of any leases or management agreement or defaults by tenants or managers thereunder and the risk of our inability to replace those tenants or managers on favorable terms, if at all; (k) our ability to identify and consummate future investments in or dispositions of healthcare assets and effectively manage our portfolio opportunities and our investments in co-investment vehicles, joint ventures and minority interests, including our ability to dispose of such assets on favorable terms as a result of rights of first offer or rights of first refusal in favor of third parties; (l) risks related to development, redevelopment and construction projects, including costs associated with inflation, rising interest rates, labor conditions and supply chain pressures; (m) our ability to attract and retain talented employees; (n) the limitations and significant requirements imposed upon our business as a result of our status as a REIT and the adverse consequences (including the possible loss of our status as a REIT) that would result if we are not able to comply; (o) the risk of changes in healthcare law or regulation or in tax laws, guidance and interpretations, particularly as applied to REITs, that could adversely affect us or our tenants, managers or borrowers; (p) increases in our borrowing costs as a result of becoming more leveraged, including in connection with acquisitions or other investment activity, rising interest rates and the phasing out of LIBOR rates; (q) our reliance on third parties to operate a majority of our assets and our limited control and influence over such operations and results; (r) our dependency on a limited number of tenants and managers for a significant portion of our revenues and operating income; (s) the adequacy and pricing of insurance coverage provided by our policies and policies maintained by our tenants, managers or other counterparties; (t) the occurrence of cyber incidents that could disrupt our operations, result in the loss of confidential information or damage our business relationships and reputation; (u) the impact of merger, acquisition and investment activity in the healthcare industry or otherwise affecting our tenants, managers or borrowers; (v) disruptions to the management and operations of our business and the uncertainties caused by activist investors; (w) the risk of catastrophic or extreme weather and other natural events and the physical effects of climate change and (x) other factors set forth in our periodic filings with the United States Securities and Exchange Commission.

Source: Ventas, Inc.

Ventas, Inc.

BJ Grant

(877) 4-VENTAS